Exhibit 23














                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K into the Registrant's previously filed Registration Statement File No. 2-90678.






s/s Arthur Andersen LLP

ARTHUR ANDERSEN LLP






Indianapolis, Indiana,
March 27, 1997